                                                                   Exhibit 10.25

                                                                [EXECUTION COPY]

                       FIRST AMENDMENT AND ACKNOWLEDGMENT
                         TO SENIOR MANAGEMENT AGREEMENT

     This First Amendment and Acknowledgment to Senior Management Agreement (this "AMENDMENT"), dated as of March 5, 2004, is made to the Senior Management Agreement (the "AGREEMENT"), dated as of February 6, 2004, by and among Medtech/Denorex, LLC, a Delaware limited liability company (the "COMPANY"), Medtech/Denorex Management, Inc., a Delaware corporation ("EMPLOYER"), and Michael A. Fink ("EXECUTIVE"). The Company, Employer and Executive are referred to herein as the "PARTIES" and individually as a "PARTY." Each capitalized term used herein but not otherwise defined shall have the meaning ascribed to such term in the Agreement.

     WHEREAS, concurrently herewith, the Company and one of its Subsidiaries is acquiring collectively all of the outstanding shares of capital stock of The Spic and Span Company, a Delaware corporation ("SNS"), thereby causing SNS to become a Subsidiary of the Company.

     WHEREAS, in connection with such acquisition of SNS (the "ACQUISITION"), the Parties desire to amend EXHIBIT B to the Agreement in order to adjust the EBITDA projections set forth therein so that the adjusted projections take into account the Acquisition; and

     WHEREAS, the Parties desire to acknowledge and reaffirm the other terms and provisions of the Agreement.

     NOW, THEREFORE, effective upon consummation of the Acquisition, the Parties hereto, intending to be legally bound, hereby agree as follows:

1. EXHIBIT B to the Agreement shall be replaced and superseded in its entirety by the form of EXHIBIT B attached hereto.

2. Except for the changes noted in Section 1 above, the Agreement shall remain in full force and effect and any dispute under this Amendment shall be resolved in accordance with the terms of the Agreement, including, but not limited to, Section 13(g) thereof (Choice of Law).

3. This Amendment may be executed in any number of counterparts (including by means of facsimiled signature pages), which shall together constitute one and the same instrument.

                                   * * * * * *

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     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment and Acknowledgment to Senior Management Agreement on the date first written above.

                                          MEDTECH/DENOREX, LLC

                                          By:       /S/ VINCENT J. HEMMER
                                                --------------------------------
                                          Name:     Vincent J. Hemmer
                                                --------------------------------
                                          Title:    President
                                                --------------------------------


                                          MEDTECH/DENOREX MANAGEMENT, INC.

                                          By:       /S/ PETER C. MANN
                                                --------------------------------
                                          Name:     Peter C. Mann
                                                --------------------------------
                                          Title:    President
                                                --------------------------------


                                            /S/ MICHAEL A. FINK
                                          --------------------------------------
                                          MICHAEL A. FINK

Accepted and agreed to
by the Majority Holders
(as defined in the Purchase Agreement):

GTCR FUND VIII, L.P.

By:      GTCR Partners VIII, L.P.
Its:     General Partner

By:      GTCR Golder Rauner II, L.L.C.
Its:     General Partner

By:         /S/ DAVID A. DONNINI
         --------------------------------
Name:    David A. Donnini
Its:     Principal

    [MEDTECH/DENOREX: SIGNATURE PAGE TO FIRST AMENDMENT AND ACKNOWLEDGMENT TO
                          SENIOR MANAGEMENT AGREEMENT]

                                        2
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                                                                       EXHIBIT B

                                     EBITDA

Fiscal Year                                     Annual EBITDA
----------                                      -------------
2004                                            $  35,376,500

2005                                            $  41,153,750

2006                                            $  45,483,750

2007                                            $  49,997,250

2008                                            $  54,602,250

                                       B-1